                                POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA GOLDENBERG, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chairman of the Board, Chief Executive Officer and President of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated:  October 22, 1998


                                           /s/ G. Patrick Phillips
                                           -----------------------
                                               G. Patrick Phillips




            [Chief Executive Officer - Securitization Registrations]

                                POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA GOLDENBERG, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated:  September 11, 1998


                                          /s/ Richard G. Campbell
                                          -----------------------
                                              Richard G. Campbell


                    [Director - Securitization Registrations]

                                POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA GOLDENBERG, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.



Dated:  September 11, 1998

                                           /s/ Jody L. Ceithaml
                                           --------------------
                                               Jody L. Ceithaml


                    [Director - Securitization Registrations]

                                POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA GOLDENBERG, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated:  September 11, 1998

                                            /s/ Gilbert W. Jones
                                            --------------------
                                                Gilbert W. Jones


                    [Director - Securitization Registrations]

                                POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA GOLDENBERG, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated:  September 11, 1998

                                           /s/ Jane D. Snyder
                                           ------------------
                                               Jane D. Snyder


                    [Director - Securitization Registrations]